UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                            FORM 8-K/A

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                        February 8, 2000


                     FAR EAST VENTURES, INC.
      (Exact name of registrant as specified in its charter)


Nevada                      000-24885                  88-0378451
(State of other       (Commission File No.)         (IRS Employer
jurisdiction of                               Identification No.)
incorporation)


  3960 Howard Hughes Parkway, 5th Floor, Las Vegas, Nevada 89109
             (Address of principal executive offices)


                          (702) 990-3600
        Registrant's telephone number, including area code


                      Registrant's Attorney:

                     Warren J. Soloski, Esq.
               11300 West Olympic Blvd., Suite 800,
                      Los Angeles, CA 90064
                          (310) 477-9742


                          Not Applicable
  (Former name or former address, if changed since last report.)



                 This Report Consists of 2 Pages

Item 1  Changes in Control of Registrant

     Not Applicable


Item 2  Acquisition on Disposition of Assets

     In the original 8-K filed on February 11, 2000 the Registrant inadvertently failed to report that it had conditionally agreed to acquire the Fraser Downs Raceway assets situated in Surrey, British Columbia Canada. The Registrants acquisition is conditioned upon the securing of regulatory approval. Further the agreement to acquire executed by the Registrant contains the requirement of non-disclosure of Fraser Downs Raceway information pending securing of regulatory approval. Finally the Registrant advises that Financial Statements regarding the acquisition will be delayed because the disclosure of financial information by the Registrant is prohibited by the non disclosure agreement with the Seller.


Item 3  Bankruptcy or Receivership

     Not Applicable.


Item 4  Changes in Registrant's Certifying Accountant

     Not Applicable.


Item 5  Other Events

     Not Applicable.


Item 6  Resignations of Registrant's Directors

     Not Applicable.


Item 7  Financial Statement and Exhibits

     Not Applicable


Item 8  Supplementary Information

     Not Applicable



                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     Far East Ventures, Inc.
                           (Registrant)



Dated:  February 23, 2000          By: /s/ Fred Beliway
                                       Fred Beliway
                                       CEO/Director